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Anglo Alaska Gold Corp.

P.O. Box 80268

Fairbanks, Alaska 99708

Phone: 907-457-5159

Fax: 907-455-8069

VIA EMAIL

July 9, 2002

Mr. Colin Bird, President

International Freegold Mineral Development Inc.

2303 West 41st Ave.

Vancouver, B.C. V6M 2A3

QUIT CLAIM DEED AGREEMENT EXCLUSIVE AND BINDING ON BOTH PARTIES

YEAGER PROPERTY, ALASKA

Dear Mr. Bird,

As per our previous conversation, I am forwarding this Quit Claim Deed (the “Agreement” for your approval. This Agreement is designed to enumerate the terms and conditions of a transfer of rights via Quit Claim deed from Anglo Alaska Gold Corporation, an Alaska corporation with address at P.O. Box 80268, Fairbanks, Alaska 99708 (hereinafter Anglo Alaska) to Freegold Recovery Inc. USA, a Nevada corporation with Authorization to conduct business in Alaska (hereinafter Freegold USA) and its parent corporation International Freegold Mineral Development Inc., a British Columbia corporation with address at 2303 West 41st Ave., Vancouver, B.C. V6M 2A3 (hereinafter Freegold Intl.).  Freegold USA and Freegold Intl. will be referred to collectively as “Freegold”.

The terms of this Agreement are as follows

1.

Anglo Alaska owns a 100% interest in certain mining claims known here as the Yeager property (hereinafter the “Property”) located in the Fairbanks Mining District, Fairbanks Recording District, State of Alaska. A legal description of the Property is attached hereto as Exhibit A and by this reference made a part hereof.

2.

Freegold wishes to conduct mineral exploration, development and/or production on the Property.

3.

The parties hereto agree that the terms of this Agreement shall survive any transfer of Freegold’s rights hereunder to any other party.’

4.

Anglo Alaska warrants that, to the best of its knowledge, the Property is in good standing and is free of legal, financial and environmental encumbrances.

5.

Freegold agrees that upon execution of this Agreement, Freegold shall assume 100% of the right, title and interest to the Property subject only to this Agreement.

6.

In consideration for transferring the Property to Freegold, Freegold agrees to make cash payments to Anglo Alaska according to the following schedule:

A.

US$12,500 upon execution of this Agreement.

B.

US$12,500 on the earlier of October 1, 2002 or upon receiving approval if approval of this Agreement by Canadian regulatory authorities having jurisdiction over Intl. Freegold is not received before September 1, 2002.

C.

July 1, 2003 = US$20,000

D.

July 1, 2004 = US$25,000

E.

July 1, 2005 = US$25,000

F.

July 1, 2006 = US$30,000

G.

July 1, 2007 = US$50,000

H.

July 1, 2008 = US$50,000

1.

As additional consideration for the rights, duties and responsibilities in the Property that Anglo Alaska is transferring to Freegold, Freegold Intl. agrees to issue shares of its common stock to Anglo Alaska according to the following schedule:

A.

300,000 shares upon approval of this Agreement by Canadian regulatory authorities having jurisdiction over Intl. Freegold.

B.

300,000 shares on or before July 1, 2003

C.

300,000 shares on or before July 1, 2004

D.

500,000 shares at such time as Freegold or other parties working through or with Freegold have expended an aggregate of US$1,000,000 on the Property.  Cash payments and cash-equivalent value of stock issued under this Agreement shall be considered a valid expense under this Agreement.

1.

Anglo Alaska acknowledges that Freegold Intl. intends in the near future to consolidate its currently outstanding common stock on a 4 old shares for 1 new share basis.  It is the understanding and intent of both parties that the common share issuances contemplated in Section 7 of this Agreement are intended to be post-consolidation shares in the publicly traded successor corporation to International Freegold Mineral Development Inc.

2.

Upon approval of this Agreement, Freegold agrees to be bound to maintain this Agreement through at least September 30, 2003.

3.

Anglo Alaska retains for itself a one percent (2%) net smelter return (NSR) production royalty from production derived from the Property.

4.

Freegold shall have the right but not the obligation to purchase one-half of the above net smelter returns royalty for US$1,000,000.

5.

Freegold shall have the right to transfer its rights and obligations in the Property to any financially capable third party or parties. Notice of such transfer shall be promptly given to the Anglo Alaska.

6.

Anglo Alaska shall retain the right to sell, transfer or otherwise dispose of all or any portion of its interest in this Agreement and/or the Property subject to a first right of refusal granted to Freegold.

7.

In the event Freegold does not timely make the scheduled cash payments and stock issuances set out in this Agreement, Anglo Alaska shall give to Freegold written notice specifying in detail the particular default or defaults asserted and Freegold shall have thirty (30) days after the receipt of said notice to cure such default. In the event of such a cure by Freegold, this Agreement shall continue in full force and effect as though no default had occurred.  In the event such curative action is not so completed or diligent efforts to cure such defaults are not undertaken within the above described cure period, Anglo Alaska may elect, at any date thereafter, to terminate this Agreement by giving notice to Freegold of such termination. If such termination notice is issued, Anglo Alaska may keep all cash payments and all stock issuances previously made to Anglo Alaska hereunder, and Freegold shall have no further obligations hereunder or liability to Anglo Alaska by way of damages of any kind or otherwise, except with respect to: (a) cash payments or stock issuances to Anglo Alaska pursuant to this Agreement which accrued prior to termination; and (b) the obligation to return the Property to Anglo Alaska free and clear of liens or encumbrances of any kind.

8.

The parties hereto agree to execute a recordable document evidencing the non-monetary terms of this Agreement and to record such document in the Fairbanks Recording District, Fourth Judicial District, State of Alaska at Fairbanks, Alaska.

9.

If Freegold and its transfers or assigns legally terminate all of its interests in this Agreement at any time after September 30, 2003, or if Anglo Alaska terminates this Agreement by virtue of the terms of section 14 of this Agreement, Anglo Alaska or its assigns shall promptly execute a quit claim deed forever transferring 100% interest in the Property in favor of Anglo Alaska and shall transfer to Anglo Alaska all geological information, including maps, geochemistry, geophysics, and other pertinent data, generated on the Property prior to the termination date.

If the above terms are acceptable to you please signify so by signing in the space provided below.

Sincerely,

ANGLO ALASKA GOLD CORP.

“Curtis J. Freeman”

Curtis J. Freeman

President

I hereby agree to the terms of this Agreement.

“Colin Bird”

_______________________________

By Colin Bird

As President on behalf of

International Freegold Mineral Development Inc.

I hereby agree to the terms of this Agreement.

“Harry G. Barr”

_______________________________

By Harry G. Barr

As President on behalf of

Freegold Recovery Inc. USA

EXHIBIT A

Yeager property list.  All claims located in the Fairbanks Recording District, Fairbanks Meridian, Alaska.

Claim	Type	Acreage	Township	Range	Section	Meridian	ADL#
MC 1	C	160	3N	2E	14	Fairbanks	604810
MC 2	C	160	3N	2E	14	Fairbanks	604811
MC 3	C	160	3N	2E	13	Fairbanks	604812
MC 4	C	160	3N	2E	13	Fairbanks	604813
MC 5	C	160	3N	2E	13	Fairbanks	604814
MC 6	C	40	3N	2E	14	Fairbanks	604815
MC 7	C	40	3N	2E	13	Fairbanks	604816
MC 8	C	40	3N	2E	13	Fairbanks	604817
MC 9	C	40	3N	2E	13	Fairbanks	604818
WC 1	C	160	3N	3E	17	Fairbanks	604819
WC 2	C	160	3N	3E	17	Fairbanks	604820
Marshall 1	C	40	3N	1E	10	Fairbanks	604841
Marshall 2	C	160	3N	1E	10	Fairbanks	604842
Marshall 3	C	160	3N	1E	11	Fairbanks	604843
Marshall 4	C	160	3N	1E	11	Fairbanks	604844
Marshall 5	C	160	3N	1E	12	Fairbanks	604845
Marshall 6	C	40	3N	1E	12	Fairbanks	604846
Marshall 7	C	40	3N	1E	16	Fairbanks	604847
Marshall 8	C	160	3N	1E	16	Fairbanks	604848
Marshall 9	C	160	3N	1E	15	Fairbanks	604849
Marshall 10	C	160	3N	1E	15	Fairbanks	604850
Marshall 11	C	40	3N	1E	16	Fairbanks	604851
Marshall 12	C	160	3N	1E	15	Fairbanks	604852
Marshall 13	C	160	3N	1E	15	Fairbanks	604853
Pilot 1	C	160	3N	2E	8	Fairbanks	604854
Pilot 2	C	160	3N	2E	8	Fairbanks	604855
Pilot 3	C	160	3N	2E	9	Fairbanks	604856
Pilot 4	C	160	3N	2E	9	Fairbanks	604857
Pilot 5	C	160	3N	2E	10	Fairbanks	604858
Pilot 6	C	160	3N	2E	10	Fairbanks	604859
Pilot 7	C	160	3N	2E	8	Fairbanks	604860
Pilot 8	C	160	3N	2E	8	Fairbanks	604861
Pilot 9	C	40	3N	2E	9	Fairbanks	604862
Pilot 10	C	40	3N	2E	9	Fairbanks	604863
Pilot 11	C	160	3N	2E	9	Fairbanks	604864
Pilot 12	C	160	3N	2E	10	Fairbanks	604865
Pilot 13	C	160	3N	2E	10	Fairbanks	604866
Claim	Type	Acreage	Township	Range	Section	Meridian	ADL#
Pilot 14	C	40	3N	2E	17	Fairbanks	604867
Pilot 15	C	40	3N	2E	17	Fairbanks	604868
Pilot 16	C	40	3N	2E	17	Fairbanks	604869
Pilot 17	C	160	3N	2E	17	Fairbanks	604870
Pilot 18	C	160	3N	2E	16	Fairbanks	604871
Pilot 19	C	160	3N	2E	16	Fairbanks	604872
Pilot 20	C	160	3N	2E	15	Fairbanks	604873
Pilot 21	C	160	3N	2E	15	Fairbanks	604874
Captain 1	C	160	3N	2E	11	Fairbanks	604875
Captain 2	C	160	3N	2E	11	Fairbanks	604876
Captain 3	C	160	3N	2E	12	Fairbanks	604877
Captain 4	C	160	3N	2E	12	Fairbanks	604878
Captain 5	C	160	3N	3E	7	Fairbanks	604879
Captain 6	C	160	3N	3E	7	Fairbanks	604880
Captain 7	C	160	3N	3E	8	Fairbanks	604881
Captain 8	C	160	3N	3E	8	Fairbanks	604882
Captain 9	C	40	3N	3E	9	Fairbanks	604883
Captain 10	C	40	3N	3E	9	Fairbanks	604884
Captain 11	C	40	3N	3E	9	Fairbanks	604885
Captain 12	C	40	3N	3E	9	Fairbanks	604886
Captain 13	C	40	3N	3E	9	Fairbanks	604887
Captain 14	C	40	3N	3E	9	Fairbanks	604888
Captain 15	C	40	3N	3E	9	Fairbanks	604889
Captain 16	C	40	3N	3E	9	Fairbanks	604890
Captain 17	C	160	3N	3E	10	Fairbanks	604891
Captain 18	C	160	3N	3E	10	Fairbanks	604892
Captain 19	C	160	3N	2E	11	Fairbanks	604893
Captain 20	C	160	3N	2E	11	Fairbanks	604894
Captain 21	C	160	3N	2E	12	Fairbanks	604895
Captain 22	C	160	3N	2E	12	Fairbanks	604896
Captain 23	C	160	3N	3E	7	Fairbanks	604897
Captain 24	C	160	3N	3E	7	Fairbanks	604898
Captain 25	C	40	3N	3E	8	Fairbanks	604899
Captain 26	C	40	3N	3E	8	Fairbanks	604900
Captain 27	C	40	3N	3E	8	Fairbanks	604901
Captain 28	C	40	3N	3E	8	Fairbanks	604902
Captain 29	C	160	3N	3E	9	Fairbanks	604903
Captain 30	C	160	3N	3E	9	Fairbanks	604904
Captain 31	C	160	3N	3E	10	Fairbanks	604905
Captain 32	C	160	3N	3E	10	Fairbanks	604906
Captain 33	C	20	3N	3E	16	Fairbanks	604907
Claim	Type	Acreage	Township	Range	Section	Meridian	ADL#
Captain 34	C	160	3N	3E	16	Fairbanks	604908
Captain 35	C	160	3N	3E	15	Fairbanks	604909
Captain 36	C	160	3N	3E	15	Fairbanks	604910
Koko 1	C	160	4N	3E	32	Fairbanks	604911
Koko 2	C	160	4N	3E	32	Fairbanks	604912
Koko 3	C	160	4N	3E	33	Fairbanks	604913
Koko 4	C	160	4N	3E	33	Fairbanks	604914
Koko 5	C	160	4N	3E	32	Fairbanks	604915
Koko 6	C	160	4N	3E	32	Fairbanks	604916
Koko 7	C	160	4N	3E	33	Fairbanks	604917
Koko 8	C	160	4N	3E	33	Fairbanks	604918
Koko 9	C	160	3N	3E	5	Fairbanks	604919
Koko 10	C	160	3N	3E	5	Fairbanks	604920
Koko 11	C	160	3N	3E	4	Fairbanks	604921
Koko 12	C	160	3N	3E	4	Fairbanks	604922
Koko 13	C	40	3N	3E	3	Fairbanks	604923
Koko 14	C	40	3N	3E	3	Fairbanks	604924
Koko 15	C	40	3N	3E	3	Fairbanks	604925
Koko 16	C	40	3N	3E	3	Fairbanks	604926
Koko 17	C	160	3N	3E	3	Fairbanks	604927
Koko 18	C	160	3N	3E	5	Fairbanks	604928
Koko 19	C	160	3N	3E	5	Fairbanks	604929
Koko 20	C	40	3N	3E	4	Fairbanks	604930
Koko 21	C	40	3N	3E	4	Fairbanks	604931
Koko 22	C	40	3N	3E	4	Fairbanks	604932
Koko 23	C	40	3N	3E	4	Fairbanks	604933
Koko 24	C	40	3N	3E	4	Fairbanks	604934
Koko 25	C	40	3N	3E	4	Fairbanks	604935
Koko 26	C	40	3N	3E	4	Fairbanks	604936
Koko 27	C	40	3N	3E	4	Fairbanks	604937
Koko 28	C	40	3N	3E	3	Fairbanks	604938
Koko 29	C	40	3N	3E	3	Fairbanks	604939
Koko 30	C	40	3N	3E	3	Fairbanks	604940
Koko 31	C	40	3N	3E	3	Fairbanks	604941
Koko 32	C	160	3N	3E	3	Fairbanks	604942

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